SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: July 13, 2000

                             AUGUST PROJECT 1 CORP.

               (Exact Name of Registrant as Specified in Charter)


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

         FLORIDA                                      0-29689                               65-0986953
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(State or other jurisdiction                        (Commission                            (IRS Employer
           of incorporation)                        File Number)                        Identification No.)




22 SOUTH LINKS AVENUE, SUITE 204, SARASOTA, FLORIDA                                          34236
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(Address of principal executive offices)                                                   (Zip code)
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Registrant's telephone number, including area code:  (941) 330-8051
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 10, 2000, August Project 1 Corp., a Florida corporation (the "COMPANY") completed its acquisition of all of the outstanding shares of capital stock of USWEBAUCTIONS, Inc., a Florida corporation ("USWEBAUCTIONS"), from the shareholders of USWEBAUCTIONS for 9,734,000 shares of common stock, par value $0.001 per share, of the Company. The Company filed a Form 8-K dated July 13, 2000 in connection with the acquisition of USWEBAUCTIONS.

         On July 13, 2000, the Company entered into a Rescission Agreement and Mutual release with Jon Kochevar ("KOCHEVAR") and John Allen ("ALLEN") whereby Kochevar and Allen returned all 9,734,000 shares of common stock of the Company that they had received in the acquisition of all of the outstanding shares of capital stock of USWEBAUCTIONS described above in exchange for the return of all of the assets owned by USWEBAUCTIONS prior to such acquisition.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         A copy of the Rescission Agreement and Mutual Release among the Company, Jon Kochevar and John Allen, dated July 13, 2000, is attached hereto as
Exhibit 2.01.










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                                  EXHIBIT INDEX
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EXHIBIT
NO.           DESCRIPTION                                          LOCATION

2.01          Rescission Agreement and Mutual Release         Provided herewith.
              among the Company, Jon Kochevar and
              John Allen, dated July 13, 2000.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AUGUST PROJECT 1 CORP.



Date:  July 21, 2000                    By:/s/ Jerry L. Busiere
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                                           Name: Jerry L. Busiere
                                           Its:  Secretary


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